UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2006
TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)
(408) 919-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Please see Item 5.02 below for a description of the material terms of an offer letter entered into between Transmeta Corporation (“Transmeta”) and Ralph J. Harms.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Transmeta appointed Ralph J. Harms as its chief financial officer, effective July 25, 2006.
     Before joining Transmeta, Mr. Harms, 57, served as chief financial officer for Force10 Networks, a privately held provider of high performance switching and routing equipment, from February 2004 to May 2006, and as chief financial officer for Syndeo, a privately held provider of VoIP software, from November 2001 to February 2004. Between 1989 and 2001 Mr. Harms served as CFO for four Nasdaq-listed public technology companies: Autonomy Corporation, Flycast Communications, ESS Technology and SEEQ Technology. Earlier in his career, Mr. Harms held financial management positions at Intel, Rockwell International and Xerox. None of the entities that previously employed Mr. Harms is a subsidiary, parent or affiliate of Transmeta. Mr. Harms holds a B.S.E.E. degree from Michigan State University and an M.B.A. in finance and accounting from the University of Michigan.
     In connection with hiring Mr. Harms as an at-will employee and appointing him as chief financial officer, Transmeta conveyed to Mr. Harms, and Mr. Harms on July 20, 2006 signed his acceptance of, an offer letter, which provides for base salary compensation of $250,000 per annum, a target bonus of 50 percent of his base salary, eligibility to participate in Transmeta’s executive retention and severance plan as a Category 1 Person, as well as standard employee benefits. In the event that Mr. Harms were to be terminated by Transmeta without cause during his first year of employment, then Transmeta will guarantee him at least six months of his base salary as a separation benefit. Mr. Harms was also granted an option to purchase up to 750,000 shares of Transmeta’s common stock at fair market value measured by the market closing price on his starting date, vesting over four years.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Exhibit Title or Description
99.01	Offer letter from Transmeta to Ralph J. Harms.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: July 26, 2006	By:	/s/ John O’Hara Horsley
John O’Hara Horsley,
Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Title or Description
99.01	Offer letter from Transmeta to Ralph J. Harms.